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                                                                 Exhibit 10.95.1

SCHEDULE IDENTIFYING SUBSTANTIALLY IDENTICAL AGREEMENT(S)  TO EXHIBIT 10.95
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Facility Lease Agreement (T2), dated as of December 15, 1999, between Collins
Trust II, as Owner Lessor, and Collins Holdings EME, LLC, as Facility Lessee.

                  This Facility Lease Agreement differs from Exhibit 10.95 in the following respects:

         In the Definitions section - Section 1, (T1) is replaced by (T2).

         In Section 3.5, "Account No. 50356-0" is replaced by "Account No. 50357-0"

Facility Lease Agreement (T3), dated as of December 15, 1999, between Collins Trust III, as Owner Lessor, and Collins Holdings EME, LLC, as Facility Lessee.

                  This Facility Lease Agreement differs from Exhibit 10.95 in the following respects:

         In the Definitions section- Section 1, (T1) is replaced by (T3).

         In Section 3.5, "Account No. 50356-0" is replaced by "Account No. 50358-0"


Facility Lease Agreement (T4), dated as of December 15, 1999, between Collins Trust IV, as Owner Lessor, and Collins Holdings EME, LLC, as Facility Lessee.

                  This Facility Lease Agreement differs from Exhibit 10.95 in the following respects:

         In the Definitions section - Section 1, (T1) is replaced by (T4).

         In Section 3.5, "Account No. 50356-0" is replaced by "Account No. 50359-0"